UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

April 29, 2009

Date of Report (date of earliest event reported)

SOLTA MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-33123	68-0373593
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

25881 Industrial Boulevard, Hayward, California 94545

(Address of principal executive offices)

(510) 782-2286

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On April 30, 2009, Solta Medical, Inc. (the “Company”) filed a Current Report on Form 8-K disclosing that on April 29, 2009, PricewaterhouseCoopers LLP resigned as the independent registered public accounting firm for Solta Medical, Inc. Also on April 29, 2009 Solta Medical selected Deloitte & Touche LLP to serve as its independent registered public accounting firm. PricewaterhouseCoopers LLP’s resignation became final upon completion by PricewaterhouseCoopers LLP of its procedures on the Company’s interim financial statements as of and for the quarter ended March 31, 2009 and the filing of the related Form 10-Q. Pricewaterhouse Coopers LLP completed its procedures on May 6, 2009, coincident with the filing of Solta Medical’s Form 10-Q for the quarter ended March 31, 2009.

The reports of PricewaterhouseCoopers LLP on Solta Medical, Inc.’s consolidated financial statements as of and for the years ended December 31, 2008 and 2007 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2008 and 2007, and through May 6, 2009, there were no (a) disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PricewaterhouseCoopers LLP’s satisfaction, would have caused PricewaterhouseCoopers LLP to make reference to the subject matter thereof in connection with its reports on the financial statements of Solta Medical, Inc. for such years, or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

Solta Medical, Inc. has provided PricewaterhouseCoopers LLP with a copy of the foregoing disclosures and requested from PricewaterhouseCoopers LLP a letter indicating whether or not it agrees with such disclosures. A copy of PricewaterhouseCoopers LLP’s letter, dated May 6, 2009, is attached hereto as Exhibit 16.2.

During the years ended December 31, 2008 and 2007, and through May 6, 2009, the Company did not consult with Deloitte & Touche LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.2	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated May 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLTA MEDICAL, INC.

Date: May 13, 2009	By:	/s/ John F. Glenn
John F. Glenn
Chief Financial Officer